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EXHIBIT 10.1, PAGE 1 OF 2




                     FIRST AMENDMENT TO 1996 STOCK OPTION PLAN OF
                                COSTILLA ENERGY, INC.

              ADOPTED BY THE BOARD OF DIRECTORS OF COSTILLA ENERGY, INC.
                                 AS OF APRIL 14, 1997
                                         AND
                 ADOPTED BY THE SHAREHOLDERS OF COSTILLA ENERGY, INC.
                                 AS OF JUNE 16, 1997

Section 4.1 of the 1996 Stock Option Plan of Costilla Energy, Inc. (the "Stock Option Plan") is amended to provide that the Stock Option Plan shall be administered by the Compensation Committee of the Board of Directors of Costilla Energy, Inc. and that each reference to the Board of Directors of Costilla Energy, Inc. in the Stock Option Plan shall mean the Compensation Committee of the Board of Directors of Costilla Energy, Inc.

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EXHIBIT 10.1, PAGE 2 OF 2



                    SECOND AMENDMENT TO 1996 STOCK OPTION PLAN OF
                                COSTILLA ENERGY, INC.

              ADOPTED BY THE BOARD OF DIRECTORS OF COSTILLA ENERGY, INC.
                                 AS OF APRIL 14, 1997
                                         AND
                 ADOPTED BY THE SHAREHOLDERS OF COSTILLA ENERGY, INC.
                                 AS OF JUNE 16, 1997

Section 6.1 of the 1996 Stock Option Plan of Costilla Energy, Inc. (the "Stock Option Plan") is amended to provide that an aggregate of one million two hundred and fifty thousand (1,250,000) shares of Common Stock, $.10 par value, of Costilla Energy, Inc. are authorized and reserved for issuance upon exercise of the stock options granted under the Stock Option Plan.